SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of  April 10, 2006, between Southern Star Central Corp. (or its permitted successor), a Delaware corporation (the “Company”), the Company and Deutsche Bank Trust Company Americas, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of August 8, 2003 providing for the issuance of an unlimited amount of 8.50% Senior Secured Notes due 2010 (the “Notes”);

WHEREAS, pursuant to the Offer to Purchase and Consent Solicitation Statement, dated March 23, 2006 (the “Solicitation”), the Company proposed to amend certain covenants, events of default and other provisions in the Indenture;

WHEREAS, the execution and delivery of this Supplemental Indenture by the Company and the Trustee have been consented to by Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding in accordance with Section 9.02 of the Indenture, which consent was received by the Company pursuant to the Solicitation;

WHEREAS, the Company desires to amend the Indenture as proposed in the Solicitation and requests that the Trustee execute and deliver this Supplemental Indenture pursuant to Sections 9.01 and 9.02 of the Indenture;

WHEREAS, the execution and delivery of this Supplemental Indenture by the Company has been duly authorized by the Company; and

WHEREAS, all of the conditions and requirements necessary to make this Supplemental Indenture, when executed and delivered, a valid and binding agreement of the Company and the Trustee in accordance with its terms and for the purposes herein expressed, have been performed or fulfilled;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.

CAPITALIZED TERMS. Capitalized terms used herein without definition will have the meanings assigned to them in the Indenture.  All references to an “Article” or “Section” are to an Article or Section of the Indenture.

2.

AMENDMENTS TO INDENTURE. The following amendments to the  Indenture are effective from and after the Effective Date (as defined in Section 4 below):

(a)

Section 4.02 Maintenance of Office or Agency.  Section 4.02 is hereby deleted in its entirety and replaced with the phrase “Section 4.02  [NOT USED]”.

(b)

Section 4.03 Reports.  Section 4.03 is hereby deleted in its entirety and replaced with the phrase “Section 4.03  [NOT USED]”.

(c)

Section 4.04 Compliance Certificate.  Section 4.04 is hereby deleted in its entirety and replaced with the phrase “Section 4.04  [NOT USED]”.

(d)

Section 4.05 Taxes.   Section 4.05 is hereby deleted in its entirety and replaced with the phrase “Section 4.05  [NOT USED]”.

(e)

Section 4.06 Stay, Extension and Usury Laws.  Section 4.06 is hereby deleted in its entirety and replaced with the phrase “Section 4.06  [NOT USED]”.

(f)

Section 4.07 Restricted Payments.  Section 4.07 is hereby deleted in its entirety and replaced with the phrase “Section 4.07  [NOT USED]”.

(g)

Section 4.08 Dividend and Other Payment Restrictions Affecting Restricted Securities.  Section 4.08 is hereby deleted in its entirety and replaced with the phrase “Section 4.08  [NOT USED]”.

(h)

Section 4.09 Incurrence of Indebtedness and Issuance of Preferred Stock.  Section 4.09 is hereby deleted in its entirety and replaced with the phrase “Section 4.09  [NOT USED]”.

(i)

Section 4.10 Asset Sales.  Section 4.10 is hereby deleted in its entirety and replaced with the phrase “Section 4.10  [NOT USED]”.

(j)

Section 4.11 Transactions with Affiliates.  Section 4.11 is hereby deleted in its entirety and replaced with the phrase “Section 4.11  [NOT USED]”.

(k)

Section 4.12 Liens.  Section 4.12 is hereby deleted in its entirety and replaced with the phrase “Section 4.12  [NOT USED]”.

(l)

Section 4.13 Sale and Leaseback Transactions.  Section 4.13 is hereby deleted in its entirety and replaced with the phrase “Section 4.13  [NOT USED]”.

(m)

Section 4.14 Business Activities.  Section 4.14 is hereby deleted in its entirety and replaced with the phrase “Section 4.14  [NOT USED]”.

(n)

Section 4.15 Corporate Existence.  Section 4.15 is hereby deleted in its entirety and replaced with the phrase “Section 4.15  [NOT USED]”.

(o)

Section 4.16 Offer to Repurchase upon Change of Control Triggering Event.  Section 4.16 is hereby deleted in its entirety and replaced with the phrase “Section 4.16  [NOT USED]”.

(p)

Section 4.19 Limitations of Guarantees by Restricted Subsidiaries.  Section 4.19 is hereby deleted in its entirety and replaced with the phrase “Section 4.19  [NOT USED]”.

(q)

Section 4.20 Designation of Restricted and Unrestricted Subsidiaries.  Section 4.20 is hereby deleted in its entirety and replaced with the phrase “Section 4.20  [NOT USED]”.

(r)

Section 4.21 Covenant Termination.  Section 4.21 is hereby deleted in its entirety and replaced with the phrase “Section 4.21  [NOT USED]”.

(s)

Section 5.01 Merger, Consolidation, or Sale of Assets.  Section 5.01 is hereby deleted in its entirety and replaced with the phrase “Section 5.01  [NOT USED]”.

(t)

Section 5.02 Successor Corporation Substituted.    Section 5.02 is hereby deleted in its entirety and replaced with the phrase “Section 5.02  [NOT USED]”.

(u)

Section 6.01 Events of Default.  The text of clauses (iii), (iv), (v), (vi), (vii) and (viii) of Section 6.01 are hereby deleted in their entirety and each such clause is replaced with the phrase “[NOT USED]”.

(v)

Article 8 Legal Defeasance and Covenant Defeasance.

(i)

Sections 8.01 and 8.02 are hereby deleted in their entirety and replaced with the following:

“Section 8.01 Defeaseance.  The Company may defease the outstanding Notes at any time by placing on deposit with a reputable servicing agent an amount equal to the outstanding principal amount of all the outstanding Notes being defeased plus an amount sufficient to cover the required interest payments and servicing fees with respect to such defeased Notes, all as shall be determined by the Company in its reasonable business judgment.  Such defeasance shall constitute a “Legal Defeasance” for all purposes of this Indenture.

Section 8.02 Conditions to Defeasance.  The Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, subject to customary assumptions and exceptions, each stating that all applicable conditions precedent relating to the defeasance have been complied with.”

(ii)

The text of Sections 8.03, 8.04, 8.05 and 8.07 are hereby deleted in their entirety and the text of each such clause is replaced with the phrase “[NOT USED]”, except that any right of the Trustee to be paid and indemnified by the Company under Section 8.05 shall remain unmodified.

3.

EFFECT OF AMENDMENTS.  From and after the Effective Date, Section 1.01 of the Indenture is amended by deleting definitions of terms when references to such terms would be eliminated as a result of the amendments to the Indenture contained in this Supplemental Indenture.  With respect to Sections or clauses of the Indenture which would be eliminated as a result of the amendments to the Indenture contained in this Supplemental Indenture, all references to such Sections or clauses in the Indenture are also deleted from the Indenture.

4.

INDENTURE REMAINS IN FULL FORCE AND EFFECT.  Except as expressly modified hereby, the Indenture is unmodified, is in all respects ratified and confirmed and continues in full force and effect.  This Supplemental Indenture is a supplemental indenture within the meaning of the Indenture, shall hereafter for all purposes be read and construed together with the Indenture as a single document and shall have the same effect as though all the provisions thereof and hereof were contained in one instrument.  All references in the Indenture to “this Indenture” shall hereafter refer to the Indenture as amended by this Supplemental Indenture.

5.

EFFECTIVE DATE.  The amendments to the Indenture described in Sections 2 and 3 of this Supplemental Indenture shall become effective upon the Early Settlement Date (as defined in the Solicitation), provided that the Offer (as defined in the Solicitation) shall not have been terminated or withdrawn, and the validly tendered Notes are accepted for payment and the Holders of such Notes shall have been paid pursuant to the Solicitation (the “Effective Date”).

6.

SUCCESSORS AND ASSIGNS.  All of the covenants, stipulations, promises and agreements in this Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

7.

NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.

COUNTERPARTS. The parties may sign any number of facsimile copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement.

9.

EFFECT OF HEADINGS. The Section headings herein are for convenience only and will not affect the construction hereof.

10.

SEVERABILITY.  In case any one or more of the provisions in this Supplemental Indenture shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

11.

THE TRUSTEE. The Company hereby requests that the Trustee join with the Company in the execution of this Supplemental Indenture.  The Trustee will not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:   April 10, 2006

SOUTHERN STAR CENTRAL CORP.

By:/s/ Susanne W. Harris

Name: Susanne W. Harris
Title: Vice President, Chief Financial Officer and Treasurer

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Trustee

By: Deutsche Bank National Trust Company

By:/s/ David Contino

Name: David Contino
Title: Assistant Vice President

By: /s/ Irina Golovashchuk

Name: Irina Golovashchuk
Title:Assistant Vice President